Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with Amendment No. 1 to the Annual Report of Attunity Ltd (the “Company”) on Form 20-F/A for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Amendment”), I, Shimon Alon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Amendment fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Amendment fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 26, 2008	/s/ Shimon Alon —————————————— Shimon Alon Chief Executive Officer